UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 16, 2007
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

13861 Sunrise Valley Drive, Suite 410
Herndon, Virginia		20171
(Address of principal executive offices)		(Zip Code)
(703) 880-2900
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ONLY THOSE ITEMS AMENDED ARE REPORTED HEREIN.
The registrant hereby amends its Current Report on Form 8-K, filed with the Securities Exchange Commission on February 23, 2007, which reported the purchase of the fee interest in 1129 20th Street, N.W., Washington, D.C. (“1129 20th Street”). Except for the following attached financial statements and pro forma financial information, this Form 8-K/A does not modify or update other disclosures in, or exhibits to, the original filing.
Item 9.01. Financial Statements and Exhibits.
The following historical and pro forma financial information is presented in accordance with Rule 3-14 and Article 11, respectively, of Regulation S-X promulgated under the Securities Act of 1933, as amended. The historical financial statements of 1129 20th Street have been audited only for the most recent fiscal year as the transaction relating to the investment as described in the registrant’s Current Report on Form 8-K, filed February 23, 2007, did not involve a related party and, after reasonable inquiry, the registrant is not aware of any material factors related to 1129 20th Street not otherwise disclosed that would cause the reported historical financial information to not be necessarily indicative of future operating results. In connection with our purchase of the building, we received complete architectural and engineering plans to totally reposition the building by, among other things, constructing a new glass façade and a two-story vertical expansion. We estimate that the development and construction costs will equal approximately $32 million, excluding loan interest expense. When completed, the building will be redeveloped into a 10-story Class A office building consisting of approximately 171,000 net rentable square feet. In addition, as 1129 20th Street will be directly or indirectly owned by an entity that has elected to be treated as a real estate investment trust (as specified under sections 856-860 of the Internal Revenue Code of 1986) for Federal income tax purposes, a presentation of estimated taxable operating results is not applicable. Consistent with our other acquisitions, material factors evaluated in the acquisition process included historical tenant occupancy levels, average rents and expected lease rollovers; expansion and/or redevelopment opportunities; our ability to add value through operating efficiencies; and our ability to finance the transaction.
     (a) Financial Statements of Businesses Acquired.

1129 20th Street:	Page
Report of Independent Registered Public Accounting Firm	F-1
Statement of Revenues and Certain Expenses for the Year Ended December 31, 2006	F-2
Notes to Statement of Revenues and Certain Expenses	F-3
     (b) Pro Forma Financial Information.

Republic Property Trust:
Unaudited Pro Forma Financial Information	F-4
Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2006 and notes thereto	F-5
Unaudited Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2006 and notes thereto	F-7
     (c) Exhibits.

Exhibit No.	Document
23.1	Consent of Independent Registered Public Accounting Firm.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees and Shareholders of
Republic Property Trust
We have audited the accompanying statement of revenues and certain expenses (as defined in Note 1) of 1129 20th Street N.W., Washington, D.C. (“1129 20th Street”) for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of 1129 20th Street’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. We were not engaged to perform an audit of 1129 20th Street’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of 1129 20th Street’s internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
The accompanying statement of revenues and certain expenses of 1129 20th Street was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2, and is not intended to be a complete presentation of the revenues and expenses of 1129 20th Street.
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses of 1129 20th Street for the year ended December 31, 2006, on the basis of accounting described in Note 2.

/s/ Ernst & Young LLP

McLean, Virginia
April 4, 2007

1129 20th STREET
Statement of Revenues and Certain Expenses

Year ended
December 31,
(Dollars in thousands)	2006
REVENUES:
Rental income	$3,637

Total revenues	3,637

CERTAIN EXPENSES:
Salaries	176
Taxes	602
Maintenance	405
Utilities	379
Insurance	53
Other	37

Total certain expenses	1,652

REVENUES IN EXCESS OF CERTAIN EXPENSES	$1,985

See accompanying notes to statement of revenues and certain expenses

1129 20th STREET
Notes to Statement of Revenues and Certain Expenses
1. Organization
The accompanying statement of revenues and certain expenses include information regarding an office building (“1129 20th Street”), a 38 year-old office property located at 1129 20th Street, Washington, D.C. 1129 20th Street contains approximately 127,000 net rentable square feet (unaudited).
On February 16, 2007, Republic Property Limited Partnership (Republic Property Trust’s operating partnership), through a 100% owned subsidiary entity, acquired 1129 20th Street from an unrelated third party for $63.8 million, including transaction and debt financing costs.
2. Summary of Significant Accounting Policies and Other Matters
Basis of Presentation
The accompanying statement of revenues and certain expenses of 1129 20th Street has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statement is not representative of the actual operations for the period presented since revenues and certain operating expenses, which may be directly attributable to the revenues and expenses expected to be incurred in the future operations of 1129 20th Street, have been excluded. Such items include depreciation, amortization, interest expense and interest income.
Revenue Recognition
Base rental revenues are recognized on a straight-line basis over the terms of the respective leases. Recoveries from tenants for real estate taxes and other operating expenses are recognized as revenue in the period the applicable costs are incurred. Recognition of rental income commences when control of the space has been given to the tenant.
Use of Estimates
The preparation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and judgments that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.
3. Tenant Leases
The total minimum rents to be received from tenants under non-cancelable operating leases as of December 31, 2006 are as follows:

(Dollars in thousands)
2007	$1,554
2008	1,467
2009	850
2010	797
2011	811
Subsequent to 2011	1,054

Total	$6,533

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA FINANCIAL INFORMATION
Management has prepared the following unaudited pro forma consolidated financial information by adjusting the historical consolidated financial statements of Republic Property Trust (“we,” “us,” or the “Company”) to give effect to the February 2007 acquisition of 1129 20th Street, N.W., Washington, D.C. (“1129 20th Street”).
The unaudited pro forma consolidated balance sheet as of December 31, 2006, reflects the acquisition of 1129 20th Street as if it had occurred on December 31, 2006. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 has been prepared as if the acquisition of 1129 20th Street had occurred at the beginning of the period presented.
The unaudited pro forma consolidated financial statements neither purport to represent what the consolidated results of operations actually would have been if the acquisition of 1129 20th Street had occurred at the beginning of the period presented nor do they purport to project the consolidated operations for any future period.
The following unaudited pro forma consolidated financial information should be read in conjunction with our Annual Report on Form 10-K for the year ended December 31, 2006 filed with the Securities and Exchange Commission (“SEC”) on March 14, 2007 and our Form 8-K reporting the acquisition of 1129 20th Street filed with the SEC on February 23, 2007. In management’s opinion, all significant pro forma adjustments necessary to reflect the effects of the acquisition of 1129 20th Street have been made.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006

		Acquisition of
		1129 20th
(Dollars in thousands)	Historical(a)	Street(b)	Pro Forma
ASSETS
Investment in real estate:
Land	$102,100	$35,500	$137,600
Commercial office buildings and improvements	483,287	13,797	497,084

	585,387	49,297	634,684
Less: accumulated depreciation and amortization	(33,635)	—	(33,635)

Net income producing property	551,752	49,297	601,049
Construction in progress	—	15,025	15,025

Net real estate and development assets	551,752	64,322	616,074

Cash and cash equivalents	6,956	—	6,956
Restricted cash	6,745	—	6,745
Rents and other receivables	7,630	—	7,630
Prepaid expenses and other assets	23,385	1,194	24,579

Total assets	$596,468	$65,516	$661,984

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$345,134	$31,292	$376,426
Line of credit payable	5,000	32,462	37,462
Intangible lease liabilities	20,789	1,762	22,551
Taxes payable	186	—	186
Accounts payable and accrued liabilities	9,149	—	9,149
Tenant security deposits	2,501	—	2,501
Advance rents	1,393	—	1,393

Total liabilities	384,152	65,516	449,668

Minority interest — operating partnership	25,503	—	25,503

Shareholders’ Equity
Preferred shares of beneficial interest, par value $0.01, 40 million shares authorized, none issued and outstanding	—	—	—
Common shares of beneficial interest, par value $0.01, 200 million shares authorized, 26.1 million shares issued and outstanding	261	—	261
Additional paid-in capital	219,947	—	219,947
Accumulated deficit	(33,395)	—	(33,395)

Total Shareholders’ Equity	186,813	—	186,813

Total Liabilities and Shareholders’ Equity	$596,468	$65,516	$661,984

See accompanying notes to pro forma balance sheet

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
DECEMBER 31, 2006
(a) Amounts are from the financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2006.
(b) Adjustment reflects the February 2007 purchase of 1129 20th Street. The total purchase price, including transaction costs and debt financing costs, was $63.8 million which was financed with a $31.3 million construction loan and $32.5 million of line of credit borrowings. In connection with the sale of the building, we received complete architectural and engineering plans to totally reposition the building by, among other things, constructing a new glass façade and a two-story vertical expansion. We estimate that the development and construction costs will equal approximately $32 million, excluding loan interest expense. When completed, the building will be redeveloped into a 10-story Class A office building consisting of approximately 171,000 net rentable square feet. The total purchase price of the property acquired was allocated among land, building and improvements, construction in progress and lease intangibles based on their estimated relative fair values at the time of the acquisition. The fair value of the in-place leases consists of the following components: (i) the estimated cost to replace the lease, (ii) estimated leasing commissions, and (iii) above/below market leases.

REPUBLIC PROPERTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

		Acquisition of 1129
(Dollars in thousands except per share amounts)	Historical(a)	20th Street(b)	Pro Forma
Revenue:
Rental income	$58,548	$5,359	$63,907
Management and development fees	7,404	—	7,404

Total operating revenue	65,952	5,359	71,311

Expenses:
Real estate taxes	5,592	549	6,141
Property operating costs	11,349	1,045	12,394
Depreciation and amortization	21,322	3,093	24,415
Cost of management and development fees	5,896	—	5,896
General and administrative	9,794	—	9,794
Management and development agreement write-offs	974	—	974

Total operating expenses	54,927	4,687	59,614

Operating income	11,025	672	11,697
Other income and expense:
Interest income	726	—	726
Interest expense, net	(17,267)	(4,058)	(21,325)

Total other income and expense	(16,541)	(4,058)	(20,599)

Loss before minority interest	(5,516)	(3,386)	(8,902)
Minority interest	664	407	1,071

Net loss	$(4,852)	$(2,979)	$(7,831)

Loss per common share:
Basic and diluted	$(0.19)		$(0.30)

Weighted average common shares outstanding:
Basic and diluted (in millions)	26.0		26.0

See accompanying notes to this pro forma statement of operations

REPUBLIC PROPERTY TRUST
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006
(a) Amounts are from the financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2006.
(b) Reflects the February 2007 acquisition of 1129 20th Street, as if such acquisition had occurred at the beginning of the period presented.
Revenue includes a positive incremental adjustment of $1.7 million reflecting straight-line rent adjustments and amortization of acquired market lease intangibles, all resulting from purchase accounting. Market lease intangibles are amortized over the remaining lives of the respective leases at the February 2007 acquisition date, with a weighted average remaining life of 3.9 years.
Real estate taxes and property operating costs include adjustments of $58,000 to reflect capitalization of carrying costs.
Depreciation and amortization reflects depreciation of the building and amortization of tenant origination costs and leasing commissions, both acquired lease intangibles. The building is depreciated over 39 years. Tenant origination costs and leasing commissions are amortized over the remaining lives of the respective leases at the February 2007 acquisition date, with weighted average remaining lives of 4.6 years and 5.1 years, respectively.
Interest expense reflects interest on acquisition financing, comprised of a construction loan totaling $31.3 million and line of credit borrowings of $32.5 million, net of amounts capitalized to construction in progress.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST
Date: April 13, 2007	By:	/s/ Michael J. Green
		By:	Michael J. Green
		Title:	Executive Vice President and Chief Financial Officer